UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

U.S. GOLD CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

U.S. GOLD CORPORATION

2201 Kipling Street, Suite 100, Lakewood, CO 80215-1545

(303) 238-1438  Fax (303) 238-1724

LETTER TO SHAREHOLDERS OF US GOLD CORPORATION

November 14, 2006

Dear US GOLD Shareholder:

We have not yet received your proxy for US GOLD’S upcoming Annual Meeting on November 30, 2006.  Your proxy may not have been received by mail due to insufficient postage on the envelope.  If you voted your proxy by mail, we urge you to re-vote your proxy today by internet, fax or by the new pre-paid postage envelope enclosed in this package.  Please vote FOR the 3 Resolutions enclosed in the proxy today as your vote is important to us.

At the Meeting, US Gold Shareholders will be asked to vote upon the following three resolutions:  to elect six directors of the company, to approve the amendment and restatement of the Company’s Non-Qualified Stock Option and Stock Grant Plan, and to ratify the appointment of Stark Winter Schenkein & Co, LLP as the company’s independent accountants for the year ending December 31, 2006.

The Board of Directors unanimously recommends that US Gold Shareholders vote “FOR” the election of each of the nominees for Director and “FOR” proposals 2 and 3.  Full details of the proposals are set forth in the management information circular which was previously mailed to you and which can be accessed at www.usgold.com.

I thank you for being a shareholder of US GOLD.  Your vote is extremely important to the future of your investment in US Gold.  Please vote your proxy today by internet or fax.  Should you require assistance with your proxy, please contact Kingsdale Shareholder Services Inc. at 1-866-639-8026.

Yours very truly,

“Robert R McEwen”

Chairman and Chief Executive Officer

AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 30, 2006

YOUR VOTE

IS IMPORTANT

We make it as easy as ...

FASTEST
A	B	C

BY INTERNET	BY FAX	BY MAIL

The easiest and quickest way visit: www.voteproxyonline.com	Fax: Fill in the proxy form, date it and fax it: 416-361-0470	Mail: Fill in the proxy form, date it and mail it in the postage prepaid pre-addressed envelope.

Any questions or assistance relating to the Meeting may be directed to:

North America Toll Free: 1-866-639-8026

Or

Outside of North America: (Collect) 416-867-2272

Proxies must be received by November 29, 2006 at

2:00pm (Mountain Time)

© Copyright 2006 Kingsdale Shareholder Services Inc.